UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

December 14, 2015
Date of Report (date of earliest event reported)

MICRON TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10658	75-1618004
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 South Federal Way
Boise, Idaho 83716-9632
(Address of principal executive offices)

(208) 368-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 1.01.	Entry into a Definitive Material Agreement

On December 14, 2015 (the “Effective Date”), Micron Technology, Inc. (“Micron”) entered into a binding Memorandum of Understanding on Technology Transfer (the “Technology Transfer MOU”) with Nanya Technology Corporation (“NTC”), pursuant to which Micron and NTC have agreed to use their reasonable best efforts to enter into the following definitive agreements (the “Definitive Technology Transfer Agreements”) within 60 days following the Effective Date: (1) a Technology Transfer and License Option Agreement for 1X Process Node, pursuant to which NTC would have the right but not the obligation to require Micron to transfer to NTC certain technology and deliverables developed by Micron relating to the next DRAM process node generation after the 20nm process node (the “1X Process Node”) for NTC’s use in the manufacture of DRAM products, whereupon NTC would pay royalties to Micron for a license granted to NTC in connection with the transferred technology and Micron would receive an equity stake in Nanya upon the achievement of certain milestones; (2) a Technology Transfer and License Option Agreement for 1Y Process Node, pursuant to which NTC would have the right but not the obligation to require Micron to transfer to NTC certain technology and deliverables developed by Micron relating to the next DRAM process node generation after the 1X Process Node for NTC’s use in the manufacture of DRAM products, whereupon NTC would pay royalties to Micron for a license granted to NTC in connection with the transferred technology and Micron would receive an equity stake in Nanya upon the achievement of certain milestones; and (3) an amendment to certain other arrangements between Micron and NTC relating to intellectual property rights in order to reflect the existence of such Technology Transfer and License Option Agreements.

Micron may terminate the Technology Transfer MOU if Micron and NTC do not enter into the Definitive Technology Transfer Agreements within 60 days following the Effective Date.

Item 8.01.	Other Events

On December 14, 2015 the Company issued a press release related to the Technology Transfer MOU. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Exhibit No.	Description
99.1	Press Release issued on December 14, 2015

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRON TECHNOLOGY, INC.

Date:	December 14, 2015	By:	/s/ Ernest E. Maddock
		Name:	Ernest E. Maddock
		Title:	Chief Financial Officer and Vice President, Finance

INDEX TO EXHIBITS FILED WITH
THE CURRENT REPORT ON FORM 8-K DATED DECEMBER 14, 2015

Exhibit	Description
99.1	Press Release issued on December 14, 2015

4